                                                                     EXHIBIT 4.1

                       [FORM OF SHARE CERTIFICATE - FRONT]

         EASTMAN [LOGO]                               COMMON STOCK

         NUMBER                                       SHARES

         EC000000

                                 EASTMAN COMPANY

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that                                           CUSIP 277435 10 3

                                   [SPECIMEN]

is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Eastman Company transferable upon the books of the corporation by the owner hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the transfer agent and registered by the registrar.

         Witness the seal of the corporation and the signatures of its duly authorized officers. Dated

COUNTERSIGNED AND REGISTERED

AMERICAN STOCK TRANSFER & TRUST COMPANY     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
            (NEW YORK, NY)
                         TRANSFER AGENT
                         AND REGISTRANT


BY

                   AUTHORIZED SIGNATURE


                                                                       SECRETARY

                       [FORM OF SHARE CERTIFICATE - BACK]

                                 EASTMAN COMPANY

         Until the Separation Time (as defined in the Rights Agreement referred to below), this certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement, dated as of December __, 2001 (as such may be amended from time to time, the "Rights Agreement"), between Eastman Company (the "Company") and American Stock Transfer & Trust Company, as Rights Agent, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may be exchanged for shares of Common Stock or other securities or assets of the Company or a Subsidiary of the Company, may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an Affiliate or Associate thereof, as such terms are defined in the Rights Agreement, or by any transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of the Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         This certificate and the shares represented hereby are issued and shall be subject to the Certificate of Incorporation of Eastman Company as the same has been and shall be amended from time to time, to all of which provisions the holder, by acceptance hereof, assents.

           The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common                UNIF GIFT MON ACT -  ....................Custodian...............
TEN ENT  - as tenants by the entireties                                     (Cust)                    (Minor)
JT TEN   - as joint tenants with right of                           under Uniform Gift to Minors
           survivorship and not as tenants in                       Act.........................................
           common                                                                  (State)

     Additional abbreviations may also be used though not in the above list.

         For value received, ________________ hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
--------------------------------------------------------------------------------
Attorney to transfer the said stock in the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -------------------


                                             -----------------------------------
                                                   SIGNATURE OF TRANSFEROR

SIGNATURE GUARANTEED:


----------------------------------------------------------
THIS SIGNATURE(S) MUST BE GUARANTEED AND THE GUARANTOR OF
THIS SIGNATURE(S) MUST BE ACCEPTABLE TO THE TRANSFER AGENT.

================================================================================



                     STOCKHOLDER PROTECTION RIGHTS AGREEMENT

                                   dated as of

                              December [___], 2001

                                     between

                                 EASTMAN COMPANY

                                       and

                    AMERICAN STOCK TRANSFER & TRUST COMPANY,

                                 as Rights Agent



================================================================================

                                TABLE OF CONTENTS


                                                                                                              PAGE
ARTICLE I         CERTAIN DEFINITIONS............................................................................2

         1.1      Certain Definitions............................................................................2

ARTICLE II        THE RIGHTS.....................................................................................9

         2.1      Summary of Rights..............................................................................9

         2.2      Legend on Common Stock Certificates............................................................9

         2.3      Exercise of Rights; Separation of Rights......................................................10

         2.4      Adjustments to Exercise Price; Number of Rights...............................................13

         2.5      Date on Which Exercise is Effective...........................................................15

         2.6      Execution, Authentication, Delivery and Dating of Rights Certificates.........................15

         2.7      Registration, Registration of Transfer and Exchange...........................................16

         2.8      Mutilated, Destroyed, Lost and Stolen Rights Certificates.....................................17

         2.9      Persons Deemed Owners.........................................................................18

         2.10     Delivery and Cancellation of Certificates.....................................................18

         2.11     Agreement of Rights Holders...................................................................19

ARTICLE III       ADJUSTMENTS TO THE RIGHTS IN THE EVENT of CERTAIN TRANSACTIONS................................20

         3.1      Flip-in.......................................................................................20

         3.2      Flip-over.....................................................................................23

ARTICLE IV        THE RIGHTS AGENT..............................................................................24

         4.1      General.......................................................................................24

         4.2      Merger or Consolidation or Change of Name of Rights Agent.....................................25

         4.3      Duties of Rights Agent........................................................................26

         4.4      Change of Rights Agent........................................................................29

ARTICLE V         MISCELLANEOUS.................................................................................30

         5.1      Redemption....................................................................................30

         5.2      Expiration....................................................................................31

         5.3      Issuance of New Rights Certificates...........................................................31

         5.4      Supplements and Amendments....................................................................32

         5.5      Fractional Shares.............................................................................33

         5.6      Rights of Action..............................................................................33

         5.7      Holder of Rights Not Deemed a Stockholder.....................................................34

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                              PAGE
         5.8      Notice of Proposed Actions....................................................................34

         5.9      Notices.......................................................................................34

         5.10     Suspension of Exercisability..................................................................35

         5.11     Costs of Enforcement..........................................................................36

         5.12     Successors....................................................................................36

         5.13     Benefits of this Agreement....................................................................36

         5.14     Determination and Actions by the Board of Directors, etc......................................36

         5.15     Descriptive Headings..........................................................................37

         5.16     Governing Law.................................................................................37

         5.17     Counterparts..................................................................................37

         5.18     Severability..................................................................................37


                                    EXHIBITS

Exhibit A                  Form of Rights Certificate
                               (Together with Form of
                               Election to Exercise)

Exhibit B                  Form of Certificate of
                               Designation and Terms of
                               Participating Preferred Stock


                                      -ii-